Exhibit 10(xii)

Amendment No. 3

to

Corporate Revolving and Term Loan Agreement Among

Certain Lenders,

HSBC Securities (USA) Inc., formerly
known as HSBC Securities, Inc., As Arranger,

HSBC Bank USA, formerly
known as Marine Midland Bank, As Agent

And

Moog Inc.

     This Amendment dated as of September 17, 2001 (“Amendment”) to the Corporate Revolving and Term Loan Agreement dated as of November 30, 1998 as amended (“Agreement”) is entered into by and among MOOG INC., a New York business corporation (“Borrower”), certain lenders which are currently parties to the Agreement (“Lenders”), HSBC SECURITIES (USA) INC., a Delaware corporation, formerly known as HSBC Securities, Inc., as arranger (“HSBC Securities”), and HSBC BANK USA, a New York banking corporation, formerly known as Marine Midland Bank, as agent for the Lenders (“HSBC Bank”).

RECITALS

     1.  Borrower has requested that HSBC Bank, HSBC Securities and the Lenders amend the Agreement in order to modify certain covenants with respect to permitted acquisitions and capital expenditures; and consent to a certain proposed asset acquisition and certain necessary distributions in connection with a stock split.

     2.  HSBC Bank, HSBC Securities and the Lenders are agreeable to the foregoing to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

     3.  The Borrower and each of the guarantors under the Agreement (“Guarantors”) will benefit from the changes to the Agreement set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of the Borrower and its Subsidiaries, the parties hereto agree as follows:

     1.  Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings specified in the Agreement.

     2.  Amendments.

          2.1  Section 1 entitled "Definitions" is amended by adding the following new definition:

"cccc. Amendment No. 3. "Amendment No. 3" means the Amendment No. 3 dated as of September 17, 2001 by and among the Borrower, the Agent, HSBC as Arranger and the Lenders amending this Agreement to provide for, among other things, certain covenant modifications and certain consents."

          2.2  Section 1 hhh. entitled "Permitted Acquisition" is deleted in its entirety and replaced with the following:

hhh. Permitted Acquisition. “Permitted Acquisition” means (i) the acquisition by the Borrower from Tecstar Electro Systems, Inc., a Delaware corporation (“Tecstar”) of the assets and the assumption of certain liabilities comprising Tecstar’s line of business located in Durham, North Carolina consisting of the assets used in the design, manufacture, sale, repair and/or support of solar array and payload systems, antenna pointing mechanisms, attitude and control system components and actuation systems for satellites, manned mission equipment and launch vehicles, for a purchase price of approximately $9,000,000 and on substantially the terms of that certain draft Asset Purchase Agreement by and between Tecstar and Borrower dated September, 2001 distributed to the Agent, the Lenders, and the Arranger by Borrower (“Tecstar Acquisition”); (ii) any other acquisition by the Borrower or any Subsidiary of all or substantially all of the assets or stock of any other Person, or assets constituting all or substantially all of a division or product line of any other Person so long as (A) immediately prior to contracting for or consummating such other acquisition there does not exist, and there does not occur as a direct or indirect result of the consummation of such other acquisition, any Event of Default or Default, (B) the aggregate consideration paid (whether by means of transfer of assets, by means of assumption of liabilities or otherwise) by the Borrower and all Subsidiaries in connection with all such other acquisitions from the date of Amendment No. 2 to the Maturity Date does not exceed $15,000,000 unless specifically consented to in writing by the Agent and the Required Lenders and (C) with respect to any assets or stock of any Person acquired directly or indirectly pursuant to any such other acquisition, all collateral requirements of the Required Lenders are satisfied.”

          2.3  Section 8 j. entitled “Consolidated Capital Expenditures” is deleted in its entirety and replaced with the following:

"8 j. Consolidated Capital Expenditures. Make Consolidated Capital Expenditures, other than for any Permitted Acquisition, exceeding in the aggregate for the Borrower and all Subsidiaries the following maximum applicable dollar amount for the fiscal year of the Borrower set forth below:
        Fiscal Year                       Amount in Millions
        -----------                       ------------------
           2001                                  $30.0
           2002                                  $26.0
           2003 and each
           fiscal year thereafter                $27.0."

     3.  Consents.

          3.1  Acquisitions. The Agreement has certain restrictions on the ability of the Borrower and its Subsidiaries to make acquisitions without the consent of the Lenders, the Arranger and the Agent. Notwithstanding such restrictions in the Agreement, the Lenders, the Arranger and the Agent hereby consent to the Tecstar Acquisition as such term is defined in Section 1 hhh. of the Agreement as amended by this Amendment.

          3.2  Fractional Share Distributions. The Agreement has certain restrictions on the ability of the Borrower and its Subsidiaries to make distributions other than Permitted Distributions without the consent of the Lenders, the Arranger and the Agent. Notwithstanding such restrictions in the Agreement, the Lenders, the Arranger and the Agent hereby consent to cash distributions by the Borrower of up to $250,000 in the aggregate to shareholders who are entitled to equivalent cash payments for fractional shares as a result of the Borrower’s 3-for-2 stock split expected to be completed in September 2001.

          3.3  Limitation on Consents. The foregoing consents are only applicable and shall only be effective in the specific instance and for the specific purpose for which made, are expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Agreement or any other Loan Document, (ii) a waiver of any right, power or remedy of either the Agent, the Arranger or any Lender under the Agreement or any Loan Document, or (iii) a waiver of or consent to any Event of Default or Default under the Agreement or any Loan Document.

     4.  Conditions Precedent to this Amendment. The effectiveness of each and all of the amendments and consents contained in this Amendment is subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

          4.1  Amendment Documentation. Borrower, the Arranger and the Required Lenders shall have duly executed and delivered to the Agent eleven (11) duplicate originals of this Amendment.

          4.2  No Default. As of the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

          4.3  Representations and Warranties. The representation and warranties contained in Section 5 of this Amendment and in the Agreement shall be true correct and complete as of the effective date of this Amendment as though made on such date.

          4.4  Other. The Agent shall have received such other approvals, opinions or documents as any Required Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent and its counsel.

     5.  Representations and Warranties of Borrower. Borrower hereby represents and warrants as follows:

          5.1  Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, and the Agreement and each of the other Loan Documents remains in full force and effect.

          5.2  As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

          5.3  The execution, delivery and performance by the Borrower of this Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene Borrower’s certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgement, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on Borrower or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

          5.4  This Amendment has been duly executed and delivered by the Borrower and this Amendment has been duly executed by the Guarantors. This Amendment is the legal, valid and binding obligation of the Borrower and the Guarantors enforceable against the Borrower and each of the Guarantors in accordance with its terms.

          5.5  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Borrower and the Guarantors of this Amendment or any other agreement or document related hereto or contemplated hereby to which the Borrower or any of the Guarantors is or is to be a party or otherwise bound or (ii) the exercise by the Agent, the Arranger or any Lender of its rights under the Agreement as amended by this Amendment.

     6.  Acknowledgments and Reaffirmations.

          6.1  The Borrower hereby reaffirms the Loan Documents to which it is a party and agrees that such Loan Documents remain in full force and effect.

          6.2  By their signatures below, each of the Guarantors specifically consents to each of the amendments, consents and agreements herein and reaffirms the continuing effectiveness of their respective guaranty, general security agreement and UCC financing statements originally executed and delivered in connection with the Agreement, and agrees that such guaranty, general security agreement and UCC financing statements cover payment of any and all Obligations under the Agreement as amended hereby.

     7.  Other.

          7.1  Borrower agrees to pay all out-of-pocket expenses and fees of the Agent in connection with the preparation of this Amendment including the reasonable fees and disbursements of counsel to the Agent.

          7.2  This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

          7.3  This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.

     The Lenders, the Arranger, the Agent, the Borrower and the Guarantors have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.

                                        HSBC BANK USA

                                        By /S/
                                           --------------------------------
                                        Name:  William H. Graser
                                        Title: Vice President

                                        MANUFACTURERS AND TRADERS TRUST COMPANY

                                        By /S/
                                           --------------------------------
                                        Name:  Sean Timms
                                        Title: Vice President

                                        FLEET NATIONAL BANK

                                        By /S/
                                           --------------------------------
                                        Name:  John Larry
                                        Title: Regional President

                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                        By /S/
                                           --------------------------------
                                        Name:  Joseph P. Devoe
                                        Title: Vice President

                                        KEYBANK NATIONAL ASSOCIATION

                                        By /S/
                                           --------------------------------
                                        Name:  Mary K. Young
                                        Title: Vice President

                                        LANDESBANK BADEN-WURTTEMBERG

                                        By /S/
                                           --------------------------------
                                        Name:  Terry Blagden
                                        Title: Senior Credit Officer

                                        By /S/
                                           --------------------------------
                                        Name:  Karen Richard
                                        Title: Vice President

                                        NATIONAL BANK OF CANADA

                                        By /S/
                                           --------------------------------
                                        Name:  Timothy Lohn
                                        Title: Regional Manager

                                        By /S/
                                           --------------------------------
                                        Name:  Mark D. Dzimian
                                        Title: Assistant Vice President

                                        THE CHASE MANHATTAN BANK

                                        By /S/
                                           --------------------------------
                                        Name:  Michael E. Wolfram
                                        Title: Vice President

                                        HSBC SECURITIES (USA) INC., As Arranger

                                        By /S/
                                           --------------------------------
                                        Name:  Martin F. Brown
                                        Title: Managing Director

                                        HSBC BANK USA, As Agent

                                        By /S/
                                           --------------------------------
                                        Name:  William H. Graser
                                        Title: Vice President

                                        MOOG INC.

                                        By /S/
                                           --------------------------------
                                        Name:  Robert R. Banta
                                        Title: Executive Vice President

                                        MOOG FSC LTD., as a guarantor

                                        By /S/
                                           --------------------------------
                                        Name:  Donald R. Fishback
                                        Title: Vice President

                                        MOOG PROPERTIES, INC., as a guarantor

                                        By /S/
                                           --------------------------------
                                        Name:  Donald R. Fishback
                                        Title: Vice President

                                        MOOG INDUSTRIAL CONTROLS
                                        CORPORATION, as a guarantor

                                        By /S/
                                           --------------------------------
                                        Name:  Donald R. Fishback
                                        Title: Vice President